                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

    Filed by the Registrant                             /X/
    Filed by a party other than the Registrant          / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement         / /  Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2)
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Under Rule 14a-12

                                   AWARE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                   AWARE, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 24, 2001


     Aware, Inc. hereby gives notice that it will hold its annual meeting of stockholders at the Renaissance Bedford Hotel, 44 Middlesex Turnpike, Bedford, Massachusetts on Thursday, May 24, 2001, beginning at 10:00 a.m., local time, for the following purposes:

          1. To consider and vote upon the election of two Class II directors;
             and

          2. To transact such other business as may properly come before the annual meeting or any adjournment thereof.

     The board of directors has fixed the close of business on March 30, 2001 as the record date for the determination of the stockholders of Aware entitled to receive notice of the annual meeting and to vote at the meeting. Only stockholders of record on that date are entitled to receive notice of the annual meeting and to vote at the meeting or any adjournment thereof.


                                         By order of the board of directors,




                                         Michael A. Tzannes
                                         Chief Executive Officer

April 10, 2001
Bedford, Massachusetts




                             YOUR VOTE IS IMPORTANT
                   PLEASE SIGN AND RETURN THE ENCLOSED PROXY,
                 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                   AWARE, INC.
                              40 MIDDLESEX TURNPIKE
                          BEDFORD, MASSACHUSETTS 01730
                                 (781) 276-4000

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 24, 2001

     This proxy statement relates to the 2001 annual meeting of stockholders of Aware, Inc. The annual meeting will take place as follows:

                     DATE:     May 24, 2001

                     TIME:     10:00 a.m.

                     PLACE:    Renaissance Bedford Hotel
                               44 Middlesex Turnpike
                               Bedford, Massachusetts

     The board of directors of Aware is soliciting proxies for the annual meeting and adjournments of the annual meeting. If a stockholder returns a properly executed proxy, the shares represented by the proxy will be voted in accordance with the stockholder's directions. If a stockholder does not specify a vote on any proposal, the shares covered by his or her proxy will be voted on that proposal as management recommends. Aware encourages its stockholders to vote on all proposals. A stockholder may revoke its proxy at any time before it has been exercised.

     Aware is mailing this proxy statement and the enclosed form of proxy to stockholders on or about April 10, 2001.

                                 PROXY STATEMENT
                                TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----

ANNUAL MEETING OF STOCKHOLDERS ............................................  1
     Purpose of the annual meeting ........................................  1
     Record date ..........................................................  1
     Quorum ...............................................................  1
     Vote required; tabulation of votes ...................................  1
     Revocation of proxies ................................................  1
     Solicitation of proxies ..............................................  2

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING - ELECTION OF DIRECTORS ....  2

DIRECTORS AND EXECUTIVE OFFICERS ..........................................  2
     Directors and executive officers .....................................  2
     Committees and meetings of the board .................................  4
     Compensation committee interlocks and insider participation ..........  4

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS ..........................  5
     Director compensation ................................................  5
     Executive compensation ...............................................  5

REPORT OF THE COMPENSATION COMMITTEE ......................................  7
     Compensation committee report on executive compensation ..............  8
     Performance graph .................................................... 10

REPORT OF THE AUDIT COMMITTEE ............................................. 11

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ............ 12
     Principal stockholders ............................................... 12

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE ................... 13

INDEPENDENT ACCOUNTANTS ................................................... 13
     Fees for professional services ....................................... 13
     Attendance at annual meeting ......................................... 13
     Change in independent auditors in 1999 ............................... 13

STOCKHOLDER PROPOSALS ..................................................... 14

AVAILABLE INFORMATION ..................................................... 14

ANNEX A - AWARE, INC. AUDIT COMMITTEE CHARTER ............................. A-1

                         ANNUAL MEETING OF STOCKHOLDERS

PURPOSE OF THE ANNUAL MEETING

     At the annual meeting, Aware will submit a proposal to the stockholders to elect two Class II directors, each for a three-year term.

     Currently, Aware does not intend to submit any other proposals to the stockholders at the annual meeting. The board of directors was not aware, a reasonable time before mailing this proxy statement to stockholders, of any other business that may be properly presented for action at the annual meeting. If any other business comes before the annual meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment, to the extent authorized by applicable regulations.

RECORD DATE

     The board of directors of Aware has fixed the close of business on Friday, March 30, 2001 as the record date for the annual meeting. Only stockholders of record at the close of business on that date are entitled to receive notice of the meeting and to vote at the meeting or any adjournment of the meeting. At the close of business on the record date, there were issued and outstanding 22,618,309 shares of Aware's common stock, which are entitled to cast 22,618,309 votes.

QUORUM

     Aware's by-laws provide that a quorum at the annual meeting will be a majority in interest of all stock issued, outstanding and entitled to vote at the meeting. Aware will treat shares of common stock represented by a properly signed and returned proxy as present at the meeting for purposes of determining the existence of a quorum at the meeting. In general, Aware will count votes withheld from any nominee for election as director, abstentions and broker "non-votes" as present or represented for purposes of determining the existence a quorum. A broker "non-vote" occurs when a broker or nominee holding shares for a beneficial owner does not vote on a proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner with respect to that proposal.

VOTE REQUIRED; TABULATION OF VOTES

     The election of each Class II director will require the affirmative vote of a plurality of the shares of common stock properly cast on the proposal. Abstentions, votes withheld from director-nominees, and broker non-votes will not count as votes cast for or against the election of the director-nominees and accordingly will not affect the outcome of the vote.

     Aware's transfer agent, EquiServe, will tabulate the votes at the annual meeting. EquiServe will tabulate separately the vote on each matter submitted to stockholders.

REVOCATION OF PROXIES

     A stockholder who has executed a proxy may revoke the proxy at any time before it is exercised as the annual meeting in three ways:

     o by giving written notice of revocation to the Clerk of Aware at the following address:

                  Aware, Inc.
                  40 Middlesex Turnpike
                  Bedford, Massachusetts 01730
                  Attention:  Clerk

     o  by signing and returning another proxy with a later date; or

     o by attending the annual meeting and informing the Clerk of Aware in writing that he or she wishes to vote in person.

     Accordingly, stockholders who have executed and returned proxies in advance of the annual meeting may change their votes at any time before or at the annual meeting. Mere attendance at the annual meeting will not in and of itself revoke the proxy.

SOLICITATION OF PROXIES

     Aware will bear all costs incurred in connection with the solicitation of proxies for the annual meeting. Aware will reimburse brokers, banks, fiduciaries, nominees and others for the out-of-pocket expenses and other reasonable clerical expenses they incur in forwarding proxy materials to beneficial owners of common stock held in their names. In addition to this solicitation by mail, Aware's directors, officers and employees may solicit proxies, without additional remuneration, by telephone, facsimile, electronic mail, telegraph and in person. Aware expects that the expenses of any special solicitation will be nominal. At present, Aware does not expect to pay any compensation to any other person or firm for the solicitation of proxies.


                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                              ELECTION OF DIRECTORS

     The annual meeting concerns the election of two Class II directors.

     The board of directors has nominated for election as Class II directors John K. Kerr and David Ehreth, each of whom is currently a Class II director of Aware. Mr. Kerr also serves as Aware's chairman of the board. Each director elected at the annual meeting will hold office until the annual meeting of stockholders in 2004 and until his successor is duly elected and qualified.

     Each of the nominees has agreed to serve if elected, and Aware has no reason to believe that either nominee will be unable to serve. If either nominee is unable or declines to serve as a director at the time of the annual meeting, proxies will be voted for another nominee that our board will designate at that time. Proxies cannot be voted for more than two nominees.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF JOHN K.
                                                     ---
KERR AND DAVID EHRETH AS CLASS II DIRECTORS OF AWARE.

                        DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS AND EXECUTIVE OFFICERS

     The following table provides information regarding Aware's directors and executive officers as of March 30, 2001:


NAME                                                   AGE  POSITION
----                                                   ---  --------
John K. Kerr(1)(2)(3) ...............................  63   Chairman of the board of directors
Michael A. Tzannes(1) ...............................  39   Chief executive officer and director
Edmund C. Reiter ....................................  37   President and director
Richard P. Moberg ...................................  46   Chief financial officer and treasurer
Richard W. Gross ....................................  43   Senior vice president - strategic development
David Ehreth(2)(3) ..................................  51   Director
G. David Forney, Jr.(2) .............................  61   Director

--------------
(1)  Member of the executive committee
(2)  Member of the audit committee
(3)  Member of the compensation committee

     JOHN K. KERR has been a director of Aware since 1990 and chairman of the board of directors since March 1999. Mr. Kerr previously served as a director of Aware from 1988 to 1989 and the chairman of the board of directors from November 1992 to March 1994. Mr. Kerr has been general partner of Grove Investment Partners, a private investment partnership, since 1990. Mr. Kerr received an M.A. and a B.A. from Baylor University.

     MICHAEL A. TZANNES has been Aware's chief executive officer since April 1998 and has served as a director of Aware since March 1998. Mr. Tzannes served as Aware's president from April 1998 to March 2001. From September 1997 to April 1998, he served as Aware's chief technology officer and general manager of telecommunications. Mr. Tzannes served as Aware's senior vice president, telecommunications from April 1996 to September 1997, as Aware's vice president, telecommunications from December 1992 to April 1996, as a senior member of Aware's technical staff from January 1991 to November 1992, and as a consultant to Aware from October 1990 to December 1990. From 1986 to 1990, he was a staff engineer at Signatron, Inc., a telecommunications technology and systems developer. Mr. Tzannes received a Ph.D. in electrical engineering from Tufts University, an M.S. from the University of Michigan at Ann Arbor, and a B.S. from the University of Patras, Greece.

     EDMUND C. REITER has served as Aware's president since March 2001 and as a director of Aware since December 1999. Mr. Reiter served as a senior vice president from May 1998 to March 2001, as Aware's vice president, advanced products from August 1995 to May 1998, as Aware's manager of product development for still image compression products from June 1994 to August 1995, as a senior member of Aware's technical staff from November 1993 to June 1994, and as a member of Aware's technical staff from December 1992 to November 1993. Mr. Reiter served as senior scientist at New England Research, Inc. from January 1991 to November 1992. Mr. Reiter received a Ph.D. from the Massachusetts Institute of Technology and a B.S. from Boston College.

     RICHARD P. MOBERG joined Aware in June 1996 as chief financial officer and treasurer. From December 1990 to June 1996, Mr. Moberg held a number of positions at Lotus Development Corporation, a computer software developer, including corporate controller from June 1995 to June 1996, assistant corporate controller from May 1993 to June 1995, and director of financial services from December 1990 to May 1993. Mr. Moberg received an M.B.A. from Bentley College and a B.B.A. in accounting from the University of Massachusetts at Amherst.

     RICHARD W. GROSS was appointed senior vice president - strategic development in July 1999. Mr. Gross served as vice president - strategic development from July 1998 to July 1999. Before the vice president position, he held various senior level engineering positions from the time he joined Aware in September 1993 until July 1998, including director - communications technology, director - HFC systems and communications systems manager. Before joining Aware, Mr. Gross was a senior technical staff member at GTE Laboratories from 1987 to 1993, a technical staff member at the Heinrich Hertz Institute from 1984 to 1987, and a programmer for IBM, Federal Systems Division from 1980 to 1984. Mr. Gross received a Ph.D. and M.S. in electrical engineering from the University of Rhode Island and a B.A. in physics from Holy Cross College.

     DAVID EHRETH has served as a director of Aware since November 1997. Since April 1998, Mr. Ehreth has served as president, chief executive officer and chairman of Westwave Communications, Inc., a telecommunications software company. From June 1993 to August 1998, Mr. Ehreth served as division vice president of the access division of DSC Communications Corporation, a manufacturer of digital switching, access, transport and private network system products for the telecommunications industry. From 1987 to June 1992, Mr. Ehreth served as vice president of engineering of Optilink, Inc., a manufacturer of access systems for the telecommunications industry. Optilink, Inc. was acquired by DSC Communications Corporation in 1990. From 1977 to 1987, Mr. Ehreth held numerous positions in the Digital Telephone Systems division of Harris Corporation.

     G. DAVID FORNEY, JR. has served as a director of Aware since May 1999. Mr. Forney is currently Bernard M. Gordon adjunct professor in the department of electrical engineering and computer science at the Massachusetts Institute of Technology. Mr. Forney was a vice president of Motorola from 1977 until his retirement in January 1999. Mr. Forney was previously a vice president of research and development and a director of Codex Corporation before its acquisition by Motorola in 1977. Mr. Forney received an Sc.D. in electrical engineering from the Massachusetts Institute of Technology in 1965 and a B.S.E. in electrical engineering from Princeton University in 1961.

     The board of directors is divided into three classes, referred to as Class I, Class II and Class III, each consisting of approximately one-third of the directors. One class is elected each year at the annual meeting of stockholders to hold office for a term of three years and until their respective successors have been duly elected and qualified. The number of directors has been fixed at seven, and there are currently two vacancies on the board of directors. The current terms of Messrs. Kerr and Ehreth, Aware's Class II directors, will expire at the annual meeting to be held on May 24, 2001. The term of Aware's sole Class III director, Mr. Reiter, will expire at the annual meeting to be held in 2002. The current terms of Messrs. Tzannes and Forney, Aware's Class I directors, will expire at the annual meeting to be held in 2003.

     Executive officers are elected annually by the board of directors and serve at the discretion of the board or until their respective successors have been duly elected and qualified. There are no family relationships among Aware's directors and executive officers.

COMMITTEES AND MEETINGS OF THE BOARD

     During 2000, the board of directors met six times and took action by written consent once. No incumbent director attended fewer than 75% of the total number of meetings held by the board and committees of the board on which he served.

     Aware has an executive committee, a compensation committee and an audit committee but does not have a nominating committee or other committee performing similar functions. The executive committee has all of the powers of the board of directors except the power to: change the number of directors or fill vacancies on the board of directors; elect or fill vacancies in the offices of president, treasurer or clerk; remove any officer or director; amend the by-laws of Aware; change the principal office of Aware; authorize the payment of any dividend or distribution to shareholders of Aware; authorize the reacquisition of capital stock for value; and authorize a merger.

     In 2000, the executive committee neither met nor took action by written consent; the compensation committee held three meetings and took action by written consent 16 times; and the audit committee met five times and took no action by written consent.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Aware's compensation committee is currently composed of Messrs. Kerr and Ehreth. Mr. Kerr formerly served as Aware's assistant vice president of marketing from June 1992 to November 1994. In 2000, no officer or employee of Aware participated in the deliberations of the compensation committee concerning the compensation of Aware's executive officers. No interlocking relationship existed between Aware's board of directors or compensation committee and the board of directors or compensation committee of any other company in 2000.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

     Aware reimburses each director for expenses incurred in attending meetings of the board of directors but does not pay any separate fees for serving as directors.

     In 2000, Aware compensated its directors through grants of nonqualified options under its 1996 Stock Option Plan. In accordance with the terms of the plan, the exercise price of each option is equal to the closing price of the common stock on the Nasdaq National Market on the date of grant. Each option has a term of ten years and vests in sixteen equal consecutive quarterly installments.

     The following table provides information about these grants.


                 OPTION GRANTS TO DIRECTORS IN LAST FISCAL YEAR


                                                                NUMBER OF
                                                               SECURITIES
                                                               UNDERLYING
                                                                 OPTIONS     EXERCISE
NAME                                                             GRANTED   PRICE ($/SH)      EXPIRATION DATE
------                                                         ----------   ----------    --------------------
David Ehreth ................................................    5,000        $20.375      October 18, 2010

G. David Forney, Jr. ........................................    5,000         63.000      February 29, 2010
                                                                 5,000         40.563      May 24, 2010
                                                                 5,000         20.375      October 18, 2010

John K. Kerr ................................................    5,000         31.250      January 14, 2010
                                                                 5,000         20.375      October 18, 2010


EXECUTIVE COMPENSATION

     SUMMARY OF CASH AND OTHER COMPENSATION. The following table provides summary information concerning compensation earned for services rendered to Aware in all capacities during the last three fiscal years by Aware's chief executive officer in 2000 and each other executive officer of Aware.

     Other annual compensation in the form of perquisites and other personal benefits has been omitted because the aggregate amount of perquisites and other personal benefits was less than $50,000 and constituted less than 10% of the executive officer's total annual salary and bonus.

     Long-term compensation awards represent stock options granted under Aware's 1996 Stock Option Plan. In 1998, 1999 and 2000, Aware did not make any restricted stock awards, grant any stock appreciation rights or make any long-term incentive plan payouts.

     All other compensation represents group term life insurance premiums paid by Aware on behalf of the executive officers and the following matching contributions by Aware under its 401(k) plan for the benefit of the executive officers in 1998, 1999 and 2000: Mr. Tzannes, $1,991, $5,000 and $5,250; Mr.
Reiter, $1,010, $2,019 and $2,135; Mr. Moberg, $1,369, $3,795 and $3,978; and
Mr. Gross, $1,465, $3,071 and $3,224.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                      ANNUAL COMPENSATION          COMPENSATION
                                             ------------------------------------  ------------
                                                                                      AWARDS
                                                                                     ---------
                                                                         OTHER      SECURITIES
                                                                        ANNUAL      UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR     SALARY ($)   BONUS ($)COMPENSATION ($) OPTIONS (#) COMPENSATION ($)
-------------------------          ------    ----------   ---------  ------------- ------------  ---------------
Michael A. Tzannes ..............   2000      $268,846          --          --        120,000         $5,412
  Chief Executive Officer           1999       219,548          --          --        250,000          5,120
                                    1998       190,235          --          --        250,000          2,429

Edmund C. Reiter ................   2000       251,442          --          --         80,000          2,297
  President                         1999       189,169     $ 1,500          --        170,000          2,139
                                    1998       154,239          --          --        105,000          1,414

Richard P. Moberg ...............   2000       196,442          --          --         80,000          4,202
  Chief Financial Officer           1999       159,779          --          --        80,000           3,957
  and Treasurer                     1998       145,691          --          --        35,000           1,797

Richard W. Gross ................   2000       209,038         750          --         75,000          3,373
  Senior Vice President             1999       138,119       5,250          --        70,000           3,957
                                    1998       110,829       2,000          --        27,500           1,797


     OPTION GRANTS IN LAST FISCAL YEAR. The following table provides information concerning stock options granted under the 1996 Stock Option Plan during 2000 to each of the executive officers.

     In accordance with the terms of the plan, the exercise price of each option is equal to the closing price of the common stock on the Nasdaq National Market on the date of grant. Each option vests in 16 equal quarterly installments of 6.25%. In 2000, Aware granted employees options to purchase an aggregate of 1,631,350 shares of common stock under its 1996 Stock Option Plan.

     The amounts reported in the last two columns represent hypothetical values that the executive officers could realize upon exercise of the options immediately before to the expiration of their terms, assuming the specified compounded rates of appreciation of the price of the common stock over the term of the options. Aware has calculated these numbers based on the rules of the Securities and Exchange Commission, and they do not represent Aware's estimate of future stock price growth. Actual gains, if any, on stock option exercises and common stock holdings will depend on the timing of the exercise and the future performance of the common stock. The common stock may not achieve the rates of appreciation assumed in this table and the executive officers may not receive the amounts reflected in this table. This table does not take into account any appreciation in the price of the common stock from the date of grant to the current date. The values shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise.

                        OPTION GRANTS IN LAST FISCAL YEAR


                                                     INDIVIDUAL GRANTS
                                       ------------------------------------------------
                                                                                         POTENTIAL REALIZABLE
                                                     PERCENT                               VALUE AT ASSUMED
                                        NUMBER OF    OF TOTAL                            ANNUAL RATE OF STOCK
                                       SECURITIES    OPTIONS                             PRICE APPRECIATION FOR
                                       UNDERLYING   GRANTED TO                                OPTION TERM
                                        OPTIONS    EMPLOYEES IN  EXERCISE   EXPIRATION  ------------------------
NAME                                   GRANTED(#) FISCAL YEAR(%) PRICE($/SH)   DATE       5% ($)       10% ($)
-----                                  ----------  ------------ ----------  ----------  -----------  -----------
Michael A. Tzannes ....................  100,000       6.13%    $31.250     01/14/10   $1,965,296   $4,980,445
                                          20,000       1.23      20.375     10/18/10      256,275      649,450

Edmund C. Reiter ......................   60,000       3.68      31.250     01/14/10    1,179,177    2,988,267
                                          20,000       1.23      20.375     10/18/10      256,275      649,450

Richard P. Moberg .....................   60,000       3.68      31.250     01/14/10    1,179,177    2,988,267
                                          20,000       1.23      20.375     10/18/10      256,275      649,450

Richard W. Gross ......................   55,000       3.37      31.250     01/14/10    1,080,913    2,739,245
                                          20,000       1.23      20.375     10/18/10      256,275      649,450


     OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES. The following table provides information concerning stock options exercised during 2000 and stock options held as of December 31, 2000 by the executive officers.

     The value realized upon the exercise of options is based on the last sale prices of the common stock on the respective dates of exercise, as reported by the Nasdaq National Market, less the applicable option exercise prices. The value of unexercised in-the-money options at fiscal year-end is based on $17.75 per share, the last sale price of the common stock on December 31, 2000, as reported by the Nasdaq National Market, less the applicable option exercise prices. Actual gains, if any, will depend on the value of the common stock on the date of the sale of the shares.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                           NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                               SHARES                   OPTIONS AT FISCAL YEAR-END     AT FISCAL YEAR-END ($)
                             ACQUIRED ON     VALUE     ------------------------------------------------------------
NAME                          EXERCISE(#)  REALIZED($) EXERCISABLE(#)UNEXERCISABLE(#)EXERCISABLE($)UNEXERCISABLE($)
-----                         ----------  ------------ ------------  -------------- ------------  --------------
Michael A. Tzannes ...........  163,173    $4,790,701     380,186        203,210       $715,408       $605,894
Edmund C. Reiter .............   30,000     1,017,047     160,555        162,709        233,494        320,342
Richard P. Moberg ............   42,000     1,169,875     103,457        114,543        227,269        143,731
Richard W. Gross .............   18,000       585,500      67,467        120,533        203,478        171,147


                      REPORT OF THE COMPENSATION COMMITTEE

     The compensation committee established by the board of directors is composed of two outside directors, David Ehreth and John K. Kerr. The compensation committee has general responsibility for Aware's executive compensation policies and practices, including responsibility for establishing the specific compensation of Aware's executive officers and administering Aware's stock plans. The following report summarizes Aware's executive officer compensation policies for 2000.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     COMPENSATION OBJECTIVES. Aware's executive compensation programs are generally designed to relate executive compensation to improvements in Aware's financial performance and corresponding increases in stockholder value. Decisions concerning executive compensation are intended to:

     o establish incentives that will link executive officer compensation to Aware's stock performance and motivate executives to attain Aware's quarterly and annual financial targets and to promote Aware's long-term financial success; and

     o provide a total compensation package that is competitive within the industry and that will assist Aware to attract and retain executives who will contribute to the long-term financial success of Aware.

     EXECUTIVE COMPENSATION. Aware's executive compensation package for 2000 consisted of two principal components: base salary and a stock-based equity incentive in the form of participation in Aware's stock option plans. Aware's executive officers were also eligible to participate in other employee benefit plans, including health and life insurance plans and a 401(k) retirement plan, on substantially the same terms as other employees who met applicable eligibility criteria, subject to any legal limitations on the amounts that could have been contributed or the benefits that could have been paid under these plans. Aware's executive officers may also participate in Aware's sales bonus and patent bonus programs on substantially the same terms of other employees. Aware does not have a management incentive bonus program.

     Aware's executive compensation policy emphasizes stock options in order to align the interests of management with the stockholders' interests in the financial performance of Aware for fiscal quarters, the fiscal year and the longer term. In granting stock options, the compensation committee considered in part the value of options held by the executive officers and the extent to which the compensation committee believed those options would provide sufficient motivation to the executive officers to achieve Aware's goals. In 2000, the compensation committee granted stock options under Aware's 1996 Stock Option Plan to each of Michael A. Tzannes, Edmund C. Reiter, Richard P. Moberg and Richard W. Gross. As indicated in the section captioned "Option grants in last fiscal year" above, all of the options granted to Messrs. Tzannes, Reiter, Moberg and Gross vest over 16 calendar quarters.

     In establishing base salaries for executives, the compensation committee monitors salaries at other companies, particularly companies in the same industry and companies located in the same geographic area as Aware. In addition, for each executive the compensation committee considers historic salary levels, work responsibilities and base salary relative to other executives at Aware. To some extent, the compensation committee also considers general economic conditions, Aware's financial performance and each individual's performance. The compensation committee increased the base salaries of Aware's executive officers in 2000 in accordance with Aware's general policy of adjusting salaries annually to reflect comparable executive salaries for comparably sized companies and to accomplish Aware's compensation objectives as outlined above.

     CHIEF EXECUTIVE OFFICER COMPENSATION. Consistent with Aware's overall executive officer compensation policy, Aware's approach to the chief executive officer's compensation package in 2000 was to be competitive with other companies in the industry. The compensation committee believes that this approach provided additional incentive to Mr. Tzannes to achieve Aware's performance goals and enhance stockholder value. Mr. Tzannes' salary was designed to give him assurance of a base level of compensation commensurate with his position and duration of employment with Aware and competitive with salaries for officers holding comparable positions in the industry.

     POLICY REGARDING SECTION 162(m) OF THE INTERNAL REVENUE CODE. Section 162(m) of the Internal Revenue Code limits Aware's ability to deduct, for income tax purposes, compensation in excess of $1.0 million paid to the chief executive officer and the three most highly compensated executive officers of Aware (other than the chief executive officer) in any year, unless the compensation qualifies as "performance-based compensation." The compensation committee believes that options granted under Aware's 1996 Stock Option Plan qualify as performance-based compensation and, as a result, are not subject to the $1.0 million limit. In 2000, the aggregate base salaries, bonuses and other non-equity compensation of Aware's executive officers did not exceed the $1.0 million limit. The compensation committee does not expect that non-equity compensation will exceed the $1.0 million limit in the foreseeable future. With respect to equity compensation, the compensation committee's policy with respect to Section 162(m) is that it would prefer to cause compensation to be deductible by Aware; however, the compensation committee also weighs the need to provide appropriate incentives to Aware's executive officers against the potential adverse tax consequences that may result under Section 162(m) from the grant of compensation that does not qualify as performance-based compensation.

                                                The compensation committee


                                                       David Ehreth
                                                       John K. Kerr

PERFORMANCE GRAPH

     The following performance graph compares the performance of Aware's cumulative stockholder return with that of a broad market index, the Nasdaq Stock Market Index for U.S. Companies, and a published industry index, the J.P. Morgan H&Q Technology Index (formerly known as the Hambrecht & Quist Technology Index). The cumulative stockholder returns for shares of Aware's common stock and for the market and industry indices are calculated assuming $100 was invested on August 9, 1996, the date on which Aware's common stock commenced trading on the Nasdaq National Market, and assuming shares of Aware's common stock were purchased at the initial public offering price of the common stock. Aware paid no cash dividends during the periods shown. The performance of the market and industry indices is shown on a total return, or dividends reinvested, basis.

                 COMPARISON OF 53-MONTH CUMULATIVE TOTAL RETURN
             AMONG AWARE INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                   AND THE J.P. MORGAN H & Q TECHNOLOGY INDEX*



                              [PERFORMANCE GRAPH]




                                                            VALUE OF INVESTMENT ($)
                                      ------------------------------------------------------------------
                                      8/9/96     12/31/96   12/31/97     12/31/98   12/31/99    12/31/00
                                      -------    --------   --------     --------   --------    --------
Aware, Inc. .........................   $100       $101       $103         $272       $364        $178
J.P. Morgan H & Q Technology Index ..    100        118        139          216        482         311
Nasdaq Stock Market - U.S. ..........    100        113        139          196        363         219


                          REPORT OF THE AUDIT COMMITTEE

     The board of directors appointed an audit committee to review the results and scope of the annual audit of Aware's financial statements conducted by Aware's independent accountants, the scope of other services provided by Aware's independent accountants, proposed changes in Aware's financial and accounting standards and principles, and Aware's policies and procedures with respect to its internal accounting, auditing and financial controls. The audit committee also makes recommendations to the board of directors on the engagement of the independent accountants, as well as other matters which may come before the audit committee or at the direction of the board of directors. The audit committee is governed by a written charter adopted by the board of directors. A copy of the charter is attached to this proxy statement.

     The audit committee currently consists of three non-employee directors. Each member of the audit committee is "independent" within the meaning of the Nasdaq Stock Market's marketplace rules.

     Aware's management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of financial statements in accordance with generally accepted accounting principles. Aware's independent auditors are responsible for auditing those financial statements. The responsibility of the audit committee is to monitor and review these processes. However, the members of the audit committee are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. The audit committee has relied, without independent verification, on the information provided to it and on the representations made by Aware's management and independent auditors.

     In fulfilling its oversight responsibilities, the audit committee discussed with representatives of PricewaterhouseCoopers LLP, Aware's independent auditors for fiscal 2000, the overall scope and plans for their audit of Aware's financial statements for fiscal 2000. The audit committee met with them, with and without Aware's management present, to discuss the results of their examinations and their evaluations of Aware's internal controls and the overall quality of Aware's financial reporting.

     The audit committee reviewed and discussed the audited financial statements for fiscal 2000 with management and the independent auditors.

     The audit committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the audit committee received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed their independence with them. In evaluating the independence of Aware's auditors, the audit committee considered whether the services they provided to Aware beyond their audit and review of Aware's financial statements were compatible with maintaining their independence. The audit committee also considered the amount of fees they received for audit and non-audit services.

     Based on the audit committee's review and these meetings, discussions and reports, and subject to the limitations on the audit committee's role and responsibilities referred to above and in the audit committee charter, the audit committee recommended to the board of directors that Aware's audited financial statements for fiscal 2000 be included in Aware's annual report on Form 10-K. The audit committee also recommended to the board of directors that PricewaterhouseCoopers LLP be selected as Aware's independent auditors for fiscal 2001.

                               The audit committee

                                     David Ehreth
                                     G. David Forney, Jr.
                                     John K. Kerr

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     At the close of business on March 30, 2001, there were issued and outstanding 22,618,309 shares of common stock entitled to cast 22,618,309 votes. On March 30, 2001, the closing price of Aware's common stock as reported by the Nasdaq National Market was $9.625 per share.

PRINCIPAL STOCKHOLDERS

     The following table provides information about the beneficial ownership of Aware's common stock as of March 30, 2001 by:

     o each person known by Aware to own beneficially more than five percent of Aware's common stock;

     o  each of Aware's directors;

     o  each of Aware's executive officers; and

     o  all of Aware's current executive officers and directors as a group.

     In accordance with SEC rules, beneficial ownership includes any shares for which a person has sole or shared voting power or investment power and any shares of which the person has the right to acquire beneficial ownership within 60 days after March 30, 2001 through the exercise of any option or otherwise. Except as noted below, Aware believes that the persons named in the table have sole voting and investment power with respect to the shares of common stock set forth opposite their names. The inclusion of shares listed as beneficially owned does not constitute an admission of beneficial ownership. Percentage of beneficial ownership is based on 22,618,309 shares of common stock outstanding as of March 30, 2001. In calculating a person's percentage ownership, Aware has treated as outstanding any shares that the person has the right to acquire within 60 days of March 30, 2001. All shares included in the "Right to acquire" column represent shares subject to outstanding stock options exercisable within 60 days after March 30, 2001. The information as to each person has been furnished by such person.


                                                             NUMBER OF SHARES BENEFICIALLY OWNED
                                                           --------------------------------------
                                                                                                       PERCENT
                                                           OUTSTANDING     RIGHT TO       TOTAL     BENEFICIALLY
NAME                                                         SHARES         ACQUIRE      NUMBER         OWNED
-------                                                    -----------    ----------   -----------   ----------

John S. Stafford, Jr.(1) ...................................1,748,782            --      1,748,782         7.7%
  230 S. LaSalle Street
  Suite 688
  Chicago, Illinois  60604
John K. Kerr(2) ............................................. 719,626        33,686        753,312         3.3
Michael A. Tzannes(3) .......................................  92,238       405,915        498,153         2.2
Edmund C. Reiter ............................................   6,661       180,659        187,320         *
Richard P. Moberg ...........................................   5,226       116,478        121,704         *
Richard W. Gross ............................................   8,000        79,498         87,498         *
David Ehreth ................................................      --        30,951         30,951         *
G. David Forney, Jr. ........................................      --        12,499         12,499         *
All directors and executive officers
   as a group (7 persons) ................................... 831,751       859,686      1,691,437         7.2%

-------------------------
* Less than one percent.

(1) The number of shares beneficially owned by Mr. Stafford is based upon information in an amended Schedule 13G filed by Mr. Stafford on February 9, 2001.
(2) Includes 240,193 shares held by Grove Investment Partners, of which Mr. Kerr is a general partner.
(3) Includes 20,000 shares held by a private charitable foundation, of which Mr. Tzannes and his wife are trustees.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Aware's executive officers and directors, as well as persons who beneficially own more than ten percent of Aware's common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Regulations of the SEC require these executive officers, directors and stockholders to furnish Aware with copies of all Section 16(a) forms they file.

     Based solely upon a review of the Forms 3, 4 and 5 and amendments thereto furnished to Aware with respect to 2000, or written representations that Form 5 was not required for 2000, Aware believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater-than-ten-percent stockholders were fulfilled in a timely manner.

                             INDEPENDENT ACCOUNTANTS

     The board of directors has selected PricewaterhouseCoopers LLP as independent accountants to audit the financial statements of Aware for the year ending December 31, 2001.

FEES FOR PROFESSIONAL SERVICES

     The following table provides the fees Aware paid to PricewaterhouseCoopers LLP for professional services rendered for fiscal 2000. Audit fees consist of fees for services rendered by PricewaterhouseCoopers LLP in connection with their audit of Aware's annual financial statements and their review of Aware's interim financial statements included in Aware's quarterly reports on Form 10-Q for fiscal 2000.


         Audit fees .........................................................................   $87,500
         Financial information systems design and implementation fees .......................        --
         All other fees .....................................................................    25,783


ATTENDANCE AT ANNUAL MEETING

     Aware expects that representatives of PricewaterhouseCoopers LLP will be present at the annual meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

CHANGE IN INDEPENDENT AUDITORS IN 1999

     Aware's audit committee recommended, and Aware's board of directors unanimously voted, effective May 25, 1999, to appoint PricewaterhouseCoopers LLP as its independent accountants for the fiscal year ending December 31, 1999, and to dismiss Deloitte & Touche LLP, which had served as Aware's independent accountants since April 1996. During Aware's fiscal years ended December 31, 1997 and 1998, and the subsequent interim period prior to May 25, 1999, Deloitte & Touche LLP did not have any disagreement with Aware on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on Aware's financial statements. The reports of Deloitte & Touche LLP on Aware's financial statements for the period from January 1, 1997 through December 31, 1998 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the period from January 1, 1997 through May 25, 1999, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

                              STOCKHOLDER PROPOSALS

     If any stockholder would like to include any proposal in Aware's proxy materials for its next annual meeting of stockholders or special meeting in lieu thereof, the stockholder must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. Among other requirements, Aware must receive the proposal at its executive offices no later than December 11, 2001. If any stockholder would like to submit a proposal for that meeting outside the processes of Rule 14a-8, notice of the proposal will be considered untimely under Rule 14a-4(c)(1) if Aware receives the notice after February 24, 2002.

                              AVAILABLE INFORMATION

     STOCKHOLDERS OF RECORD ON MARCH 30, 2001 WILL RECEIVE COPIES OF THIS PROXY STATEMENT AND AWARE'S 2000 ANNUAL REPORT TO STOCKHOLDERS, WHICH CONTAINS DETAILED FINANCIAL INFORMATION CONCERNING AWARE. AWARE WILL MAIL, WITHOUT CHARGE, A COPY OF AWARE'S ANNUAL REPORT ON FORM 10-K (EXCLUDING EXHIBITS) TO ANY STOCKHOLDER WHOSE PROXY AWARE IS SOLICITING IF THE STOCKHOLDER REQUESTS IT IN WRITING. PLEASE SUBMIT ANY SUCH WRITTEN REQUEST TO MR. RICHARD P. MOBERG, CHIEF FINANCIAL OFFICER AND TREASURER, AWARE, INC., 40 MIDDLESEX TURNPIKE, BEDFORD, MASSACHUSETTS 01730.

                                                                         ANNEX A
                                   AWARE, INC.

                             AUDIT COMMITTEE CHARTER

MISSION STATEMENT

     The audit committee will assist the board of directors in fulfilling its oversight responsibilities. The audit committee will review the financial reporting process, the system of internal control, the audit process, and the company's process for monitoring compliance with laws and regulations and with the code of conduct. In performing its duties, the committee will maintain effective working relationships with the board of directors, management, and the external auditors. To effectively perform his or her role, each committee member will obtain an understanding of the detailed responsibilities of committee membership as well as the company's business, operations, and risks.

ORGANIZATION

     Size of committee
     -----------------

     The audit committee shall be comprised of at least 3 members.

     Membership qualifications
     -------------------------

     Each member should make a unique and valuable contribution to the committee. A diverse outlook among members is also desirable, since a uniform point of view could lead to overemphasis in one direction. Qualifications that each committee member should possess include:

     o  Integrity;

     o  Recognition of audit committee's significant role;

     o  Dedication of time and energy;

     o  Understanding of the business, its products, and its services;

     o Knowledge of the company's risks and controls, and the ability to offer insights;

     o Inquisitiveness and independent judgment (asking the right questions and interpreting the answers); and

     o Ability to offer new and different perspectives and constructive suggestions.

     The board of directors should ensure periodically that the mix of characteristics, experiences, and skills of committee members provides an appropriate balance necessary for the committee's successful performance.


     Independence of members
     -----------------------


     To the extent practical, the audit committee shall be composed of independent directors. In the event that all members of the audit committee are not independent directors, then independent directors should be a majority of the members of the committee.

     Frequency of meetings
     ---------------------


     The audit committee shall meet regularly and must carefully plan its timetable, agendas, and participants. The number of meetings the committee holds is influenced by the objectives established and the scope of activities. Above all, the number and length of committee meetings shall be appropriate to ensure that the committee meets its objectives.


     Appointment of chairperson
     --------------------------


     In selecting a committee chairperson, the board of directors shall choose someone with the requisite characteristics listed above, strong leadership qualities, objectivity, and the ability to promote effective working relationships.

ROLES AND RESPONSIBILITIES

INTERNAL CONTROL

     o Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities;

     o Focus on the extent to which external auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown;

     o Gain an understanding of whether internal control recommendations made by external auditors have been implemented by management; and

     o Ensure that the external auditors keep the audit committee informed about fraud, illegal acts, deficiencies in internal control, and certain other matters.

FINANCIAL REPORTING

     General
     -------

     o Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements; and

     o Ask management and the external auditors about significant risks and exposures and the plans to minimize such risks.

     Annual Financial Statements
     ---------------------------

     o Review the annual financial statements and determine whether they are complete and consistent with the information known to committee members, and assess whether the financial statements reflect appropriate accounting principles;

     o Pay particular attention to complex and/or unusual transactions such as restructuring charges and derivative disclosures;

     o Focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting for and disclosure of obsolete or slow-moving inventory; loan losses; warranty, product, and environmental liability; litigation reserves; and other commitments and contingencies;

     o Meet with management and the external auditors to review the financial statements and the results of the audit;

     o Consider management's handling of proposed audit adjustments identified by the external auditors;

     o Review the MD&A and other sections of the annual report before its release and consider whether the information is adequate and consistent with members' knowledge about the company and its operations; and

     o Ensure that the external auditors communicate certain required matters to the committee.

     Interim Financial Statements
     ----------------------------

     o Be briefed on how management develops and summarizes quarterly financial information, the extent to which the external auditors review quarterly financial information, and whether that review is performed on a pre- or post-issuance basis;

     o Meet with management and, if a pre-issuance review was completed, with the external auditors, either telephonically or in person, to review the interim financial statements and the results of the review. (This may be done by the committee chairperson or the entire committee);

     o To gain insight into the fairness of the interim statements and disclosures, obtain explanations from management and from the internal and external auditors on whether:

            o Actual financial results for the quarter or interim period varied significantly from budgeted or projected results;

            o Changes in financial ratios and relationships in the interim financial statements are consistent with changes in the company's operations and financing practices;

            o Generally accepted accounting principles have been consistently applied;

            o There are any actual or proposed changes in accounting or financial reporting practices;

            o There are any significant or unusual events or transactions;

            o The company's financial and operating controls are functioning effectively;

            o The company has complied with the terms of loan agreements or security indentures; and

            o The interim financial statements contain adequate and appropriate disclosures.

     o Ensure that the external auditors communicate certain required matters to the committee.

COMPLIANCE WITH LAWS AND REGULATIONS

     o Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities;

     o Periodically obtain updates from management, general counsel, and tax director regarding compliance;

     o Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements; and

     o Review the findings of any examinations by regulatory agencies such as the Securities and Exchange Commission.

COMPLIANCE WITH CODE OF CONDUCT

     o Ensure that a code of conduct is formalized in writing and that all employees are aware of it;

     o Evaluate whether management is setting the appropriate tone at the top by communicating the importance of the code of conduct and the guidelines for acceptable business practices;

     o Review the program for monitoring compliance with the code of conduct;
       and

     o Periodically obtain updates from management and general counsel regarding compliance.

EXTERNAL AUDIT

     o Review the external auditors' proposed audit scope and approach;

     o Review the performance of the external auditors and recommend to the board of directors the appointment or discharge of the external auditors; and

     o Review and confirm the independence of the external auditors by reviewing the nonaudit services provided and the auditors' assertion of their independence in accordance with professional standards.

OTHER RESPONSIBILITIES

     o Meet with the external auditors and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately;

     o Ensure that significant findings and recommendations made by the external auditors are received and discussed on a timely basis;

     o Review, with the company's counsel, any legal matters that could have a significant impact on the company's financial statements;

     o Review the policies and procedures in effect for considering officers' expenses and perquisites;

     o If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist;

     o Perform other oversight functions as requested by the full board; and

     o Review and update the charter; receive approval of changes from the board.

REPORTING RESPONSIBILITIES

     o Regularly update the board of directors about committee activities and make appropriate recommendations.

                                   AWARE, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2001

The undersigned stockholder of Aware, Inc. (the "Company"), revoking all prior proxies, hereby appoints Michael A. Tzannes, Richard P. Moberg and Kevin T. Russell, or any of them acting singly, proxies, with full power of substitution, to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Renaissance Bedford Hotel, 44 Middlesex Turnpike, Bedford, Massachusetts, on Thursday, May 24, 2001, beginning at 10:00 A.M., local time, and at any adjournments or postponements thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders dated April 10, 2001 and the related Proxy Statement, copies of which have been received by the undersigned, and in their discretion upon any business that may properly come before the Annual Meeting or any adjournments or postponements thereof. Attendance of the undersigned at the Annual Meeting or any adjournment or postponement thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate in writing the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WITH RESPECT TO THE PROPOSAL SET FORTH ON THE REVERSE SIDE, WILL BE VOTED FOR THE PROPOSAL OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

Please promptly date and sign this proxy and mail it in the enclosed envelope to ensure representation of your shares. No postage need be affixed if mailed in the United States.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on stock certificate. If shares are held as joint tenants, both should sign. If stockholder is a corporation, please sign full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other authorized person. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

----------------------------------         -------------------------------------

----------------------------------         -------------------------------------

----------------------------------         -------------------------------------

AWARE, INC.
c/o EQUISERVE
P.O. BOX 9398
BOSTON, MA  02205-9398





                Please complete and return the proxy card below.



   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AWARE, INC.


                   A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE
                    WITH THE RECOMMENDATIONS OF THE BOARD OF
                DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY AND
                       RETURN IT IN THE ENCLOSED ENVELOPE.


                                   DETACH HERE

[X]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE

-------------
AWARE, INC.
-------------

1. To elect each of (01) David Ehreth and (02) John K. Kerr as Class II Directors of the Company.

         [  ]     FOR ALL NOMINEES          [  ]     WITHHELD FROM ALL NOMINEES

         [  ]     ---------------------------------
                  For all nomineess except as noted above


Mark box at right if you plan to attend the Annual Meeting.             [ ]

Mark box at right if an address change or comment has been
noted on the reverse side of this card.                                 [ ]

Please be sure to sign and date this Proxy.

Signature:             Date:          Signature:             Date:
          -------------     ----------          -------------     ----------

                                      -2-